Filed Pursuant to Rule 497(e)
Registration No. 33-41913
THE GABELLI EQUITY SERIES FUNDS, INC.
(the “COMPANY”)
The Gabelli Small Cap Growth Fund
The Gabelli Equity Income Fund
The Gabelli Focus Five Fund
(each a “Fund” and together, the “Funds”)
Supplement dated January 1, 2012
to the Company’s Statement of Additional Information (“SAI”) dated January 28, 2011
Effective January 1, 2012, The Gabelli Woodland Small Cap Value Fund has been renamed The Gabelli Focus Five Fund and all references in the SAI to The Gabelli Woodland Small Cap Value Fund or the Woodland Small Cap Value Fund will be changed to The Gabelli Focus Five Fund or the Focus Five Fund, respectively. The phone numbers and addresses in the SAI for contacting the Funds have not changed.
The following paragraphs replace the “Compensation Structure for Elizabeth M. Lilly” section found on pages 32 and 33 of the Company’s SAI:
Compensation Structure for Elizabeth M. Lilly, Daniel Miller and Sarah Donnelly
The compensation of the portfolio managers for the Gabelli Funds is structured to enable the Adviser to attract and retain highly qualified professionals in a competitive environment. Ms. Lilly, Mr. Miller and Ms. Donnelly receive a compensation package that includes a minimum draw or base salary, equity-based incentive compensation via awards of stock options, and incentive-based variable compensation based on a percentage of net revenue received by the Adviser for managing the Focus Five Fund and separate accounts to the extent that the amount exceeds a minimum level of compensation. Net revenues are determined by deducting from gross investment management fees certain of the firm’s expenses (other than the respective portfolio manager’s compensation) allocable to the Focus Five Fund.
This method of compensation is based on the premise that superior long-term performance in managing a portfolio should be rewarded with higher compensation as a result of growth of assets through appreciation and net investment activity. Equity-based incentive compensation is based on an evaluation by the Adviser’s parent, GAMCO Investors, Inc., of quantitative and qualitative performance evaluation criteria.
Mr. Miller and Ms. Donnelly also receive compensation from Gabelli & Company, Inc. for services performed in their capacity as employees of Gabelli Company, Inc., an affiliate of the Adviser.

The following replaces the “Ownership of Shares in the Fund” section found on page 33 of the Company’s SAI:
Ownership of Shares in the Fund
Set forth in the table below is the dollar range of equity securities in the Funds beneficially owned by each of the portfolio managers:

Dollar Range of
Equities Securities
Name	Fund	Held in each Fund*
Mario J. Gabelli	Small Cap Growth Fund	G
	Equity Income Fund	G
	Focus Five Fund	C

Elizabeth M. Lilly	Focus Five Fund	E

Daniel Miller	Focus Five Fund	A

Sarah Donnelly	Focus Five Fund	A

*	Key to Dollar Ranges — Information as of September 30, 2010 for Mario J. Gabelli and Elizabeth M. Lilly. Information as of November 30, 2011 for Daniel Miller and Sarah Donnelly.
A. None
B. $1 — $10,000
C. $10,001 — $50,000
D. $50,001 — $100,000
E. $100,001 — $500,000
F. $500,001 — $1,000,000
G. over $1,000,000

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